Exhibit 99.2

American Realty Capital Hospitality Trust, Inc.

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2014 and
Unaudited Pro Forma Condensed Consolidated Statements of Operations for the
Nine Months Ended September 30, 2014 and for the Year Ended December 31, 2013

Barceló Portfolio Acquisition

The unaudited Pro Forma Condensed Consolidated Statements of Operations have been prepared through the application of pro forma adjustments to the historical Condensed Consolidated Statements of Operations of American Realty Capital Hospitality Trust, Inc. (the “Company” and “ARC Hospitality”) reflecting the fee simple interest in three hotel properties, one hotel property subject to an operating lease, and equity interests in two joint ventures that each own a hotel property (the “Barceló Portfolio”) which were acquired on March 21, 2014.

The unaudited Pro Forma Condensed Consolidated Statements of Operations and the related pro forma adjustments for the nine months ended September 30, 2014 and year ended December 31, 2013 were prepared as if the acquisition of the Barceló Portfolio (the “Barceló Transaction”) occurred on January 1, 2013 and should be read in conjunction with the Company’s historical condensed consolidated financial statements and notes thereto and the Barceló Portfolio’s historical combined financial statements and notes thereto. The unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 2014 and for the year ended December 31, 2013 are not necessarily indicative of what the actual results of operations would have been had the Company acquired the Barceló Portfolio on January 1, 2013, nor does it purport to present the future results of operations of the Company. Certain nonrecurring transactional expenses have been excluded from the unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 2014 and for the year ended December 31, 2013. These expenses are shown as a direct charge to accumulated deficit on the unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2014.

No pro forma adjustments were made to the unaudited Pro Forma Condensed Consolidated Balance Sheet for the Barceló Acquisition as it is already reflected in the historical Condensed Consolidated Balance Sheet as of September 30, 2014 for the Company.

Grace Portfolio Acquisition

The unaudited Pro Forma Condensed Consolidated Balance Sheet and the unaudited Pro Forma Condensed Consolidated Statements of Operations have been prepared through the application of pro forma adjustments to the historical Condensed Consolidated Balance Sheet and Statements of Operations of the Company reflecting the Real Estate Sale Agreement (the “Original Agreement”) entered into by a wholly owned subsidiary of the Company’s operating partnership and W2007 Equity Inns Realty, LLC, W2007 Equity Inns Realty, L.P., W2007 EQI Urbana Partnership, L.P., W2007 EQI Seattle Partnership, L.P., W2007 EQI Savannah 2 Partnership, L.P., W2007 EQI Rio Rancho Partnership, L.P., W2007 EQI Orlando Partnership, L.P., W2007 EQI Orlando 2 Partnership, L.P., W2007 EQI Naperville Partnership, L.P., W2007 EQI Milford Partnership, L.P., W2007 EQI Louisville Partnership, L.P., W2007 EQI Knoxville Partnership, L.P., W2007 EQI Jacksonville Partnership, L.P., W2007 EQI Indianapolis Partnership, L.P., W2007 EQI Houston Partnership, L.P., W2007 EQI HI Austin Partnership, L.P., W2007 EQI East Lansing Partnership, L.P., W2007 EQI Dalton Partnership, L.P., W2007 EQI College Station Partnership, L.P., W2007 EQI Carlsbad Partnership, L.P., W2007 EQI Augusta Partnership, L.P. and W2007 EQI Asheville Partnership, L.P. (collectively, the “Sellers”) which was amended and restated on November 11, 2014 (the “Agreement”). The Sellers are wholly-owned subsidiaries of W2007 Grace I, LLC (“Grace”) and WNT Holdings, LLC (“WNT”), which are indirectly owned by one or more Whitehall Real Estate Funds controlled by The Goldman Sachs Group, Inc. Pursuant to the Agreement, the Company and Sellers agreed to eliminate 10 hotel assets from the Original Agreement, and one or more subsidiaries of the Company will acquire fee simple or leasehold interests held by the Sellers in 116 hotels (“Grace Portfolio”).

The pending acquisition of the Grace Portfolio (the “Grace Transaction”) is expected to close on February 27, 2015. Although the Company has entered into the Agreement relating to the acquisition of the

Grace Portfolio, there is no guarantee that the Company will be able to consummate the acquisition of such assets. Accordingly, the Company cannot assure that the Grace Portfolio as presented in the unaudited Pro Forma Condensed Consolidated Balance Sheet and the unaudited Pro Forma Condensed Consolidated Statements of Operations will be completed based on the terms of the Grace Transaction or at all.

The unaudited Pro Forma Condensed Consolidated Balance Sheet and the related pro forma adjustments for September 30, 2014 were prepared as if the Grace Transaction occurred on September 30, 2014 and should be read in conjunction with the Company’s historical condensed consolidated financial statements and notes thereto and Grace’s historical condensed combined consolidated financial statements and notes thereto. The unaudited Pro Forma Condensed Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been had the Company acquired the Grace Portfolio as of September 30, 2014 nor does it purport to present the future financial position of the Company.

The unaudited Pro Forma Condensed Consolidated Statements of Operations and the related pro forma adjustments for the nine months ended September 30, 2014 and the year ended December 31, 2013 were prepared as if the Grace Transaction occurred on January 1, 2013 and should be read in conjunction with the Company’s historical condensed consolidated financial statements and notes thereto and Grace’s historical condensed combined consolidated financial statements and notes thereto. The unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 2014 and for the year ended December 31, 2013 are not necessarily indicative of what the actual results of operations would have been had the Company acquired the Grace Portfolio on January 1, 2013, nor does it purport to present the future results of operations of the Company. Certain nonrecurring transactional expenses have been excluded from the unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 2014 and for the year ended December 31, 2013. These expenses are shown as a direct charge to accumulated deficit on the unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2014.

American Realty Capital Hospitality Trust, Inc.

Unaudited Pro Forma Condensed Consolidated Balance Sheet
(In thousands)

	ARC Hospitality (A)	Grace (B)	Pro Forma Combined	Pro Forma Adjustments		ARC Hospitality Pro Forma
	September 30, 2014	September 30, 2014	September 30, 2014	September 30, 2014		September 30, 2014
Assets
Real estate investments:
Land	$12,308	$262,347	$274,655	$14,682	C	$289,337
Buildings and improvements	80,487	1,094,400	1,174,887	64,577	C	1,239,464
Furniture, fixtures and equipment	5,324	335,904	341,228	15,719	C	356,947
Leases	—	13,253	13,253	7,118	C	20,371
Total real estate investments	98,119	1,705,904	1,804,023	102,096		1,906,119
Less: accumulated depreciation and amortization	(1,919)	(411,038)	(412,957)	411,038	D	(1,919)
Total real estate investments, net	96,200	1,294,866	1,391,066	513,134		1,904,200
Cash and cash equivalents	34,838	73,888	108,726	(87,686)	E	21,040
Restricted cash	3,427	36,633	40,060	(21,350)	F	18,710
Investments in unconsolidated entities	7,730	—	7,730	—		7,730
Below-market lease obligations, net	8,166	—	8,166	—		8,166
Accounts receivable, net	—	12,260	12,260	(4,032)	G	8,228
Prepaid expenses and other assets	7,032	10,715	17,747	(6,095)	H	11,652
Interest rate derivative	—	49	49	(49)	I	—
Deferred financing fees, net	1,271	16,845	18,116	(5,463)	J	12,653
Deferred franchise fees, net	—	4,385	4,385	9,576	K	13,961
Acquisition deposit	75,000	—	75,000	(75,000)	L	—
Total Assets	$233,664	$1,449,641	$1,683,305	$323,035		$2,006,340
Liabilities and Stockholders’ Equity
Mortgage notes payable	$45,500	$1,179,980	$1,225,480	$(276,080)	M	$949,400
Promissory notes payable	64,849	—	64,849	—		64,849
Redeemable equity instruments	—	—	—	447,100	M	447,100
Accounts payable and accrued expenses	16,296	74,275	90,571	(43,018)	N	47,553
Accrued interest payable	—	3,161	3,161	(3,161)	O	—
Due to affiliate	7,706	—	7,706	29,490	P	37,196
Total liabilities	134,351	1,257,416	1,391,767	154,331		1,546,098
Preferred stock	—	101,206	101,206	(101,206)	M	—
Common stock	51	—	51	180	M	231
Additional paid-in capital	109,594	—	109,594	396,153	M	505,747
Accumulated earnings (deficit)	(10,332)	91,019	80,687	(126,423)	Q	(45,736)
Total stockholders’ equity	99,313	192,225	291,538	168,704		460,242
Total Liabilities and Stockholders’ Equity	$233,664	$1,449,641	$1,683,305	$323,035		$2,006,340

Notes to unaudited Pro Forma Condensed Consolidated Balance Sheet

A	Reflects the historical Condensed Consolidated Balance Sheet of the Company as of September 30, 2014.
B	Reflects the historical Condensed Combined Consolidated Balance Sheet of Grace as of September 30, 2014.

C	Represents an adjustment to real estate investments as estimated by the Company's initial purchase price allocation, see table below.

(in thousands)	Grace Portfolio(1)	Pro Forma Adjustment	Estimated Purchase Price Allocation(2)
Land	$262,347	$14,682	$277,029
Buildings and improvements	1,094,400	64,577	1,158,977
Furniture, fixtures and equipment	335,904	15,719	351,623
Leases	13,253	7,118	20,371
Total real estate investments	$1,705,904	$102,096	$1,808,000

(1)	Per the September 30, 2014 condensed combined consolidated financial statements and notes to the condensed combined consolidated financial statements of Grace.
(2)	The current aggregate contract purchase price for the Grace Portfolio is $1.808 billion, exclusive of closing costs and subject to certain adjustments at closing. This purchase price includes 116 hotels in the Grace Portfolio and is subject to change at closing. In accordance with accounting principles generally accepted in the United States of America (“GAAP”), the Company allocates the purchase price of acquired entities to identifiable tangible and intangible assets acquired based on their respective estimated fair values. The allocation presented in the pro forma financial statements is an estimate based upon the carrying value in Grace’s historical financial statements adjusted by estimated fair values that the Company calculated as part of the Company’s due diligence. The Company considered whether any intangibles existed with respect to management agreements, franchise agreements and customer lists and determined that the fair value would be immaterial. The Company has engaged a third-party appraisal firm to assist the Company with a purchase price allocation for the acquisition of the Grace Portfolio and the third-party appraisal firm will assist the Company with determining the useful lives of the assets acquired in accordance with Accounting Standard Codification Topic 360 — Property, Plant, and Equipment. This purchase price allocation will be completed within one year of the closing date of the Grace Transaction. See Note M to the unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2014 for details on the pro forma capital structure as a result of the Grace Transaction.
D	Represents the removal of prior accumulated depreciation per Grace's condensed combined consolidated financial statements as it is assumed the Grace Portfolio's real estate investments were acquired as of the balance sheet date presented.

E	For the cash and cash equivalents activity as a result of the Grace Transaction, see table below.

(in thousands)	ARC Hospitality	Grace		Cash Inflows to Close Transaction		Cash Outflows to Close Transaction		Total
Per September 30, 2014 balance sheets	$34,838	$73,888		$—		$—		$108,726
Cash at corporate level and excluded hotels	—	(56,186	)(1)	—		—		(56,186)
Subtotal	34,838	17,702	(2)	—		—		52,540
Capital required to close transaction
Mortage debt	—	—		801,100	(3)(4)	—		801,100
Mezzanine debt	—	—		102,800	(3)(4)	—		102,800
Class A Units	—	—		447,100	(3)(5)	—		447,100
Common equity	—	—		457,000	(3)	—		457,000
Acquisition of real estate investments	—	—		—		(1,808,000	)(6)	(1,808,000)
Cash and cash equivalents	—	—		17,702	(2)(10)	(17,702	)(2)	—
Accounts receivable, net	—	—		8,228	(7)(10)	(8,228	)(7)	—
Prepaid expenses and other assets	—	—		4,620	(8)(10)	(4,620	)(8)	—
Restricted cash	—	—		15,283	(9)(10)	(15,283	)(9)	—
Total capital required to close transaction	34,838	17,702		1,853,833	(10)	(1,853,833)		52,540
Restricted cash	—	—		(15,283	)(9)	15,283	(9)	—
Deposit	—	—		75,000		(75,000)		—
Current cash available	(31,500)	—		31,500		(31,500)		(31,500)
Total cash and cash equivalents activity for the transaction	$3,338	$17,702		$1,945,050		$(1,945,050)		$21,040

(1)	Represents an adjustment to remove the cash and cash equivalents at the corporate level of Grace and of the ten hotels which are not included in the Grace Transaction.
(2)	Cash and cash equivalents at the hotel properties in the Grace Portfolio will be acquired as part of the transaction for cash consideration in addition to the $1.808 billion current aggregate contract purchase price.
(3)	See Note M to the unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2014 for details of the pro forma capital structure as a result of the Grace Transaction.
(4)	Presented to show the total transaction. There will not be a cash impact from the mortgage and mezzanine debt as the debt will be assumed from Grace by the Company.
(5)	Presented to show the total transaction. There will not be a cash impact from the issuance of the Class A Units to the Sellers.
(6)	See Note C to the unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2014 for details of the real estate investments acquired as a result of the Grace Transaction.
(7)	See Note G to the unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2014 for details of the pro forma accounts receivable as a result of the Grace Transaction.
(8)	See Note H to the unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2014 for details of the pro forma prepaid expenses and other assets as a result of the Grace Transaction.
(9)	See Note F to the unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2014 for details of the pro forma restricted cash requirements as a result of the Grace Transaction.
(10)	The additional capital required for this transaction will be funded through raising additional common equity. See Note M to the unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2014 for details of the additional capital required to be raised as a result of the Grace Transaction.
(11)	Represents deposit in escrow to be applied against purchase price at closing.
(12)	Represents amount of ARC Hospitality’s current cash balance that will be applied against the purchase price at closing.
F	Represents an adjustment to establish the estimated restricted cash as follows at closing, see table below.

(in thousands)	Grace(1)	Pro Forma Adjustment(2)	Pro Forma Restricted Cash(3)
Furniture, fixtures and equipment reserve	$8,450	$(1,948)	$6,502
Excess cash to be released to Grace	6,594	(6,594)	—
Interest reserve	2,872	(61)	2,811
Real estate taxes reserve	4,343	(574)	3,769
Required repairs reserve	1,959	(40)	1,919
Insurance reserve	176	—	176
Ground rent reserve	106	—	106
Other reserves	12,133	(12,133)	—
	$36,633	$(21,350)	$15,283

(1)	Per the September 30, 2014 financial information provided by the management of Grace.
(2)	Represents an adjustment to remove the restricted cash at the corporate level of Grace and of the ten hotels which are not included in the Grace Transaction.
(3)	Restricted cash associated with the Grace Portfolio will be acquired as part of the Grace Transaction for cash consideration in addition to the $1.808 billion current aggregate contract purchase price. This amount represents an estimate and will be finalized at closing. See Note E and Note M to the unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2014 for further details on the funding of the additional cash consideration.
G	Represents an adjustment for accounts receivable as follows at closing, see table below.

(in thousands)	Grace(1)	Percentage Increase to Purchase Price(2)	Pro Forma Accounts Receivable(3)	Pro Forma Adjustment
Accounts receivable outstanding for 30 days or less	$7,084	100%	$7,084	$—
Accounts receivable outstanding for the period of 31 days to 60 days	1,042	90%	938	(104)
Accounts receivable outstanding for the period of 61 days to 90 days	275	75%	206	(69)
Accounts receivable outstanding for more than 90 days	—	0%	—	—
Accounts receivable related to excluded hotels and corporate entity(4)	3,859	N/A	—	(3,859)
	$12,260		$8,228	$(4,032)

(1)	Accounts receivable aging is estimated per the financial information provided by the management of Grace. Any allowance is assumed to be within the accounts receivable outstanding for more than 60 days.
(2)	Per the Agreement.

(3)	Accounts receivable associated with the Grace Portfolio will be acquired as part of the Grace Transaction for cash consideration in addition to the $1.808 billion current aggregate contract purchase price. The accounts receivable assumed by the Company in the Grace Transaction is calculated by multiplying the accounts receivable amount and the percentage increase to the purchase price for each accounts receivable aging category. See Note E and Note M to the unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2014 for further details on the funding of the additional cash consideration.
(4)	Represents an adjustment to remove the accounts receivable at the corporate level of Grace and the ten hotels which are not included in the Grace Transaction.

N/A — not applicable

H	Represents an adjustment to prepaid expenses and other assets as follows at closing, see table below.

(in thousands)	Grace(1)	Pro Forma Adjustment(2)	Pro Forma Prepaid Expenses and Other Assets(3)
Prepaid insurance	$3,979	$(2,520)	$1,459
Prepaid property taxes	1,135	—	1,135
Inventory	295	—	295
Utility deposits	151	—	151
Other	5,155	(3,575)	1,580
	$10,715	$(6,095)	$4,620

(1)	Per the September 30, 2014 consolidated financial information provided by the management of Grace.
(2)	Represents an adjustment to remove the prepaid expenses and other assets at the corporate level of Grace and of the ten hotels which are not included in the Grace Transaction.
(3)	Prepaid expenses and other assets associated with the Grace Portfolio will be acquired as part of the Grace Transaction for cash consideration in addition to the $1.808 billion current aggregate contract purchase price. See Note E and Note M to the unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2014 for further details on the funding of the additional cash consideration.
I	Represents an adjustment to remove the interest rate derivative instrument of Grace. See Note M to the unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2014 for further details of the interest rate cap that the Company will have on the assumed debt. The Company will enter into a new interest rate cap agreement when the debt is assumed on closing.
J	Represents the removal of deferred financing fees, net, of Grace and the addition of the pro forma deferred financing fees based on the pro forma capital structure, see table below.

(in thousands)	Debt Assumed by ARC Hospitality in this Transaction(1)	Class A Units(1)	Total	Fee Rate (where applicable)
Financing Fees to American Realty Capital Hospitality Advisors, LLC(2)	$6,779	$3,353	$10,132	0.75%
Assumption Fees(3)	250	—	250	N/A
Legal and other third-party fees(4)	700	300	1,000	N/A
	$7,729	$3,653	$11,382
Grace deferred financing fees, net			(16,845)
Pro forma deferred financing fees adjustment			$(5,463)

(1)	See Note M to the unaudited Pro Forma Condensed Consolidated Balance Sheet for details on the pro forma capital structure. Deferred financing fees depend on the final capital structure and are subject to change at closing.

(2)	Represents a fee to be charged to the Company by American Realty Capital Hospitality Advisors, LLC related to financing coordination services provided to the Company. These fees are described in further detail in the Company's registration statement on Form S-11.
(3)	Per the agreements for the debt assumed by the Company in this Grace Transaction.
(4)	This amount represents an estimate based on actual expenses incurred for other transactions executed by the Company’s sponsor and is based on discussions with the Company’s external legal counsel and other third-party service providers on the amount that would be charged to the Company for services related to the assumption of the debt and issuance of the Class A units.

N/A — not applicable

K	Represents the removal of deferred franchise fees, net, of the Grace Portfolio and the addition of the pro forma deferred franchise fees, see table below.

(in thousands, except for number of hotels)	Fee Per Hotel(1)	Number of Hotels	Total Fees
Pro forma deferred franchise fees	$120	116	$13,961
Grace deferred franchise fees, net			(4,385)
Pro forma deferred franchise fees adjustment			$9,576

(1)	Assumed a market rate of $120 thousand per hotel property due to the volume of applications with each franchisor. This amount represents an estimate based on current application fees charged by Marriott International, Inc., Hilton Worldwide, Hyatt Hotels Corporation and Intercontinental Hotels Group for reviewing a change in ownership as well as preliminary discussions held with each brand and will be finalized at closing.
L	Represents the removal of the acquisition deposit related to the Grace Transaction as this will be applied against the purchase price at closing.
M	Represents the pro forma capital structure as a result of the Grace Transaction, see table below.(1)

(in thousands)	Capital Required		Interest Rate
Mortgage debt assumed by ARC Hospitality in this transaction(2)	$801,100		3.26	%(6)
Mezzanine debt assumed by ARC Hospitality in this transaction(2)	102,800		4.92	%(7)
Class A Units(3)	447,100		7.50%
Common equity(4)	457,000
Total capital required for real estate investments	$1,808,000
Additional common equity to be raised to fund the other assets purchased in the transaction:
Cash and cash equivalents	17,702	(5)
Restricted cash	15,283	(5)
Accounts receivable, net	8,228	(5)
Prepaid expenses and other assets	4,620	(5)
Total common equity to be raised for the other assets being purchased	45,833
Total pro forma capital structure	$1,853,833

(1)	Preferred stock of Grace will not be acquired by the Company as part of the Grace Transaction.
(2)	Financing on 96 hotels included in the Grace Portfolio. On April 11, 2014, Grace refinanced the mortgage notes payable with new mortgage and mezzanine loans which are presented in the unaudited Condensed Combined Consolidated Balance Sheet as of September 30, 2014. These are the mortgage and mezzanine loans that the Company will be assuming as part of the Grace Transaction. The remaining $276.1 million of Grace's debt will not be assumed by the Company as part of the Grace Transaction. The Company must have an interest rate cap in place with a principal amount of at least the outstanding balance due under these loans.

(3)	$447.1 million of the contract purchase price will be satisfied by the issuance of preferred equity interests in two newly-formed Delaware limited liability companies, ARC Hospitality Portfolio I Holdco, LLC and ARC Hospitality Portfolio II Holdco, LLC, (the “LLCs”) each of which will be an indirect subsidiary of the Company and an indirect owner of the Grace Portfolio. The Sellers will hold Class A Units in the LLCs which are entitled to monthly distributions at a rate of 7.50% per annum for the first 18 months following closing and 8.00% per annum thereafter. On liquidation, the Sellers, as holders of the Class A Units, will be entitled to receive its original value (as reduced by redemptions) prior to any distributions being made to the Company. Due to its characteristics, the Class A Units will be classified as debt under GAAP and classified as “Redeemable equity instruments” in the unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2014 as they are mandatorily redeemable.
(4)	The Company must fund approximately $227.0 million through additional mortgage or mezzanine financing to close the Grace Transaction. However, there can be no assurance that the Company will be able to secure additional financing on terms that it deems favorable or at all. Due to this uncertainty, the $227.0 million is not reflected as debt above but presented as additional required common equity.
(5)	Represents the common equity required to be raised to close the Grace Transaction and fund the purchase of the other assets to be acquired. As of September 30, 2014, the Company’s annualized distribution rate on its common equity was 6.80%. See Notes E, F, G, and H to the unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2014 for details on the other assets to be purchased in the Grace Transaction. The Company will not be obtaining the common stock or additional paid-in capital of Grace as part of the Grace Transaction. The details of the common equity required for the Grace Transaction are summarized in the table below.

(in thousands)	Common Stock	Additional Paid-in Capital	ARC Hospitality Pro Forma Total
ARC Hospitality at September 30, 2014	$51	$109,594	$109,645
Adjustments for Grace Portfolio Acquisition:
Common equity	207	456,793	457,000
Acquisition deposit	(34)	(74,966)	(75,000)
Cash on hand	(14)	(31,486)	(31,500)
Cash and cash equivalents	8	17,694	17,702
Restricted cash	7	15,276	15,283
Accounts receivable, net	4	8,224	8,228
Prepaid expenses and other assets	2	4,618	4,620
Total	$231	$505,747	$505,978
(6)	The interest rate associated with this debt instrument is a floating rate of LIBOR plus spread. The spread associated with this debt instrument is the weighted average of the spreads of multiple tranches incorporated within this debt instrument. The weighted average spread for this debt instrument is 3.11%. LIBOR is assumed to be 0.15% as of September 30, 2014. This amount represents an estimate and will be finalized at closing.
(7)	The interest rate associated with this debt instrument is a floating rate of LIBOR plus spread. The spread for this debt instrument is 4.77%. LIBOR is assumed to be 0.15% as of September 30, 2014. This amount represents an estimate and will be finalized at closing.
N	Represents an adjustment to accounts payable and accrued expenses for balance sheet items associated with the pro forma presentation of the Grace Transaction, see table below.

(in thousands)	Pro Forma Adjustment
Accounts payable and accrued expenses
Grace(1)	$(74,275)
Deferred financing fees(2)	11,382
Franchise fees(3)	13,961
Transaction and acquisition fees(4)	5,914
Total adjustment to accounts payable and accrued expenses	$(43,018)

(1)	Accounts payable and accrued expenses of Grace will not be acquired by the Company as part of the Grace Transaction.
(2)	See Note J to the unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2014.
(3)	See Note K to the unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2014.
(4)	This amount represents an estimate based on actual expenses incurred for other transactions executed by the Company’s sponsor and based on discussions with the Company’s third-party professional service providers on the amount that would be charged to the Company for services related to the Grace Transaction and is subject to change at closing.
O	Represents the removal of interest payable. Interest payable of Grace will not be acquired by the Company as part of the Grace Transaction.
P	The adjustment represents an estimate for acquisition fees and expenses charged by the Company’s affiliates for the Grace Transaction and are supported by executed contracts. These fees are described in further detail in the Company’s registration statement on Form S-11.
Q	Represents an adjustment to accumulated earnings (deficit) for balance sheet items associated with the pro forma presentation of the Grace Transaction, see table below.

(in thousands)	Pro Forma Adjustment
Accumulated earnings (deficit)
Grace(1)	$(91,019)
Transaction and acquisition fees	(35,404)
Total adjustment to accumulated earnings (deficit)	$(126,423)

(1)	Accumulated earnings of Grace will not be acquired by the Company as part of the Grace Transaction.

American Realty Capital Hospitality Trust, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations
Nine Months Ended September 30, 2014
(In thousands, except for share and per share data)

	ARC Hospitality (A)		Barceló Portfolio Acquisition Pro Forma Adjustments		ARC Hospitality Pro Forma for Barceló Portfolio Acquisition		Grace (B)	Grace Portfolio Acquisition Pro Forma Adjustments		ARC Hospitality Pro Forma for Barceló Portfolio and Grace Portfolio Acquisitions
	Predecessor	Successor
	For the Period from January 1 to March 20, 2014	For the Period from March 21 to September 30, 2014	Nine Months Ended September 30, 2014		Nine Months Ended September 30, 2014		Nine Months Ended September 30, 2014	Nine Months Ended September 30, 2014		Nine Months Ended September 30, 2014
Revenues
Rooms	$6,026	$18,462	$—		$24,488		$339,599	$(25,867)	C	$338,220
Food and beverage	1,543	3,566	—		5,109		6,511	—		11,620
Other	676	2,139	—		2,815		5,267	(270)	C	7,812
Total revenue	8,245	24,167	—		32,412		351,377	(26,137)		357,652
Operating expenses
Rooms	1,405	3,753	—		5,158		84,498	(6,957)	C	82,699
Food and beverage	1,042	2,497	—		3,539		6,011	—		9,550
Asset management fees	—	—	—		—		4,485	(3,460)	D	1,025
Other	—	—	—		—		3,376	—		3,376
Other property-level operating costs (non-departmental)	3,490	9,077	—		12,567		107,802	(9,400)	C	110,969
Property tax, ground lease, insurance and property management fees (E)	289	967	—		1,256		25,171	(2,019)	C	24,408
Corporate overhead	—	—	—		—		8,161	(8,161)	F	—
Depreciation and amortization	994	1,919	(645)	G	2,268		62,768	12,952	G	77,988
Rent	933	2,664	332	G	3,929		—	—		3,929
Impairment charges	—	—	—		—		54,223	(54,223)	H	—
Total operating expenses	8,153	20,877	(313)		28,717		356,495	(71,268)		313,944
Income from Operations	92	3,290	313		3,695		(5,118)	45,131		43,708
Interest income	—	—	—		—		61	(61)	I	—
Interest expense	(531)	(4,313)	(144)	J	(4,988)		(49,212)	(4,199)	J	(58,399)
Acquisition and transaction related costs	—	(7,610)	7,610	K	—		—	—		—
Other income	—	—	—		—		145	—		145
Equity in earnings (losses) of unconsolidated affiliates	(166)	2,607	—		2,441		—	—		2,441
Unrealized loss on derivatives	—	—	—		—		(244)	244	L	—
General and administrative	—	(1,519)	—		(1,519)		—	(7,985)	F	(9,504)
Contingent loss on litigation settlement	—	—	—		—		(24,250)	—		(24,250)
Gain on extinguishment of debt	—	—	—		—		13,199	—		13,199
Total expenses	(697)	(10,835)	7,466		(4,066)		(60,301)	(12,001)		(76,368)
Net loss from continuing operations before taxes	(605)	(7,545)	7,779		(371)		(65,419)	33,130		(32,660)
Provision for income taxes	—	1,368	(88)		1,280	L	—	2,602	M	3,882
Net loss from continuing operations and comprehensive loss from continuing operations	$(605)	$(8,913)	$7,867		$(1,651)		$(65,419)	$30,528		$(36,542)
Basic and diluted net loss per share	N/A	$(8.13)			$(1.51)					$1.91
Basic and diluted weighted average shares outstanding	N/A	1,096,566			1,096,566			18,015,136	N	19,111,702

N/A — not applicable

Notes to unaudited Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2014

A	Reflects the historical combined Statement of Operations for the Barceló Portfolio (Predecessor) for the period from January 1 to March 20, 2014 and the unaudited Condensed Consolidated Statement of Operations for the Company (Successor) for the period from March 21, 2014 to September 30, 2014.
B	Reflects the historical Condensed Combined Consolidated Statement of Operations of Grace for the nine months ended September 30, 2014.
C	Represents adjustments to remove the revenues and expenses of the ten hotels which are not included in the Grace Transaction.

(in thousands)	Nine months ended September 30, 2014
Revenues:
Rooms	$25,867
Other	270
$26,137
Expenses:
Rooms	6,957
Other property level operating costs	9,400
Property tax, ground lease, insurance and property management fees	2,019
Corporate overhead (see note F)	176
$18,552
D	Represents an adjustment to remove the current Grace asset management fees and include the pro forma management fees upon closing of the Grace Transaction, see table below.

(in thousands, except for unit data) Class B Units	Cost of Assets	Rate	Price per Unit	Number of Units Issued per Quarter(2)	Dividend Rate	Dividend
Dividends on Class B Units(1)	$1,929,718	0.1875%	$22.50	160,810	6.8%	$1,025

(1)	For its asset management services, the Company issues Class B Units to the Advisor on a quarterly basis in an amount equal the cost of the Company’s assets multiplied by 0.1875%. The Advisor is entitled to receive distributions on the vested and unvested Class B Units it receives in connection with its asset management subordinated participation at the same rate as distributions received on the Company’s common stock. The restricted Class B Units are not to be convertible into unrestricted Class B Units until such time as the adjusted market value of the Company’s assets plus applicable distributions equals the sum of the aggregate capital contributed by investors plus an amount equal to a 6.0% cumulative, pre-tax, non-compounded annual return to investors.
(2)	Class B units are issued in arrears at the end of each quarter.
E	The property management fees through 2014 will be materially the same on a portfolio basis to those historically charged to the Barceló Portfolio and Grace Portfolio.

F	Grace corporate overhead is reclassified to general and administrative expenses to match the Company's presentation. This also represents an adjustment to remove the corporate overhead associated with the ten hotels which are not included in the Grace Transaction, see table below.

(in thousands)
Corporate overhead	$(8,161)
Corporate overhead related to ten excluded hotels	176
Corporate overhead reclassified to general and administrative expenses	$(7,985)
G	Represents an adjustment to record depreciation and amortization expense in accordance with the Company's estimated purchase price allocation and depreciation policies, see table below.

Fee Simple and Leases (in thousands, except depreciable life)	Barceló Portfolio			Grace
	Pro Forma Allocation	Depreciable Life(2)	Depreciation	Pro Forma Allocation(1)	Depreciable Life(2)	Depreciation	Total Depreciation
Land	$12,308	N/A	$—	$277,029	N/A	$—	$—
Buildings and improvements	79,192	40.00	1,485	1,158,977	40.00	21,731	23,216
Leases	—	N/A	—	20,371	27.86	548	548
Furniture, fixtures and equipment	5,220	5.00	783	351,623	5.00	52,743	53,526
Total	$96,720		$2,268	$1,808,000		$75,022	$77,290
Lease(3)	$8,400	19.00	$332	$—	N/A	$—	$332

(1)	The current aggregate contract purchase price for the Grace Portfolio is $1.808 billion, exclusive of closing costs and subject to certain adjustments at closing. This purchase price includes 116 hotels in the Grace Portfolio and is subject to change at closing. The purchase price allocation is an estimate; the final purchase price allocation will be completed within one year of closing.
(2)	The useful lives are estimated to be 40 years for buildings, five years for furniture, fixtures and equipment and the shorter of the useful life or the remaining lease term for leases. The depreciable life shown above for leases represents the weighted average lives of various hotel properties subject to operating leases.
(3)	The Barceló Portfolio lease is treated as a below market lease under GAAP and amortized to rent expense over the remaining lease term.

N/A — not applicable

Franchise Fees (in thousands, except depreciable life)	Estimated Fees Incurred at Acquisition(1)	Depreciable Life(2)	Depreciation
Franchise Fees	$13,961	15.00	$698

(1)	See Note K to the unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2014 for additional discussion.
(2)	The useful life is estimated to be 15 years for franchise fees.

Total (in thousands)	Depreciation
Fee Simple and Grace Leases	$77,290
Franchise Fees	698
$77,988
Barceló Lease	$332

H	Represents the removal of impairment charges related to the book value of some Grace assets which were adjusted to the agreed upon sale price for the hotel in the purchase and sale agreement. See Note C to the unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2014 for details on the asset allocation for the Grace Portfolio.
I	Represents an adjustment to remove the interest income at the corporate level of Grace related to assets which are not included in the Grace Transaction.
J	Represents an adjustment for the pro forma capital structure, see tables below.

Barceló Portfolio Debt (in thousands)	Face Amount of Debt	Interest Rate	Interest	Changes in Interest Expense
				(-) 100 Basis Points	(+) 100 Basis Points
Mortgage financing arranged by ARC Hospitality at the closing of the Barceló Portfolio acquisition(1)	$45,500	4.30%	$(1,467)	N/A	N/A
Promissory note financing arranged by ARC Hospitality at the closing of the Barceló Portfolio acquisition(2)	58,074	6.80%	(2,962)	N/A	N/A
Promissory note financing arranged by ARC Hospitality at the closing of the Barceló Portfolio acquisition(3)	5,000	6.80%	(255)	N/A	N/A
Promissory note financing arranged by ARC Hospitality at the closing of the Barceló Portfolio acquisition(4)	1,775	4.50%	(60)	N/A	N/A
Subtotal	$110,349		$(4,744)	$—	$—
Amortization of deferred financing costs(5)			(244)
Total quarterly cost of debt			$(4,988)

Grace Portfolio Debt (in thousands)	Face Amount of Debt	Interest Rate	Interest	Changes in Interest Expense
				(-) 100 Basis Points	(+) 100 Basis Points
Mortgage debt assumed by ARC Hospitality at the closing of the Grace transaction(6)	$801,100	3.26%	$(19,587)	$(6,008)	$6,008
Mortgage debt assumed by ARC Hospitality at the closing of the Grace transaction(6)	102,800	4.92%	(3,793)	(771)	771
Class A Units(7)	447,100	7.5%/8%	(25,708)	N/A	N/A
Subtotal	$1,351,000		$(49,088)	$(6,779)	$6,779
Amortization of deferred financing costs(5)			(4,323)
Total cost of debt for period			$(53,411)
Total pro forma cost of debt for Barceló Portfolio and Grace Portfolio			$(58,399)

(1)	Mortgage financing obtained on two owned hotel properties in the Barceló Portfolio acquisition.
(2)	Financing obtained on three owned hotel properties and one hotel property subject to an operating lease in the Barceló Portfolio acquisition.
(3)	Financing obtained on two joint ventures that each own a hotel property in the Barceló Portfolio acquisition.
(4)	Financing obtained to fund the property improvement reserves required for the assets obtained in the Barceló Portfolio acquisition.

(5)	Deferred financing costs are amortized over the life of the instrument using the effective interest method. See Note J to the unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2014.
(6)	Financing on 96 hotels of the total 116 hotels included in the Grace Portfolio. The Company must have an interest rate cap in place with a principal amount of at least the outstanding balance due under these notes.
(7)	The Sellers will hold Class A Units in the LLCs which are entitled to monthly distributions at a rate of 7.50% per annum for the first 18 months following closing and 8.00% per annum thereafter. On liquidation, the Sellers, as holders of the Class A Units, will be entitled to receive its original value (as reduced by redemptions) prior to any distributions being made to the Company. Due to its characteristics, the Class A Units will be treated as debt under GAAP and classified as “Redeemable equity instruments” in the unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2014 as they are mandatorily redeemable.
(8)	See Note M to the unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2014 for additional discussion of the potential $227.0 million of debt financing, which is a critical hurdle to close the Grace Transaction. If the debt financing is obtained, the Company would incur an estimated $5.1 million of deferred financing fees related to the debt which would result in an additional adjustment to interest income for the amortization. The Company would also incur an additional estimated interest expense for the nine months ended September 30, 2014 of $6.0 million at an estimated interest rate of 3.5%.

N/A — Interest rate is fixed and thus change in interest rate analysis is not applicable.

K	Represents an adjustment to remove the acquisition and transaction related expenses relating to the Barceló Portfolio acquisition and Grace Transaction.
L	Represents an adjustment to remove the impact of derivatives at the corporate level of Grace related to assets which are not included in the Grace Transaction.
M	Represents an adjustment for pro forma income tax provision as each hotel will be operated through a taxable real estate investment trust subsidiary (“TRS”), see table below.

(in thousands)	Barceló Portfolio	Grace Portfolio
Taxable income(1)	$3,200	$6,505
Income tax rate(2)	40%	40%
Provision for income tax	$1,280	$2,602

(1)	Taxable income is based on arm's length rent between the Company and the TRS for each hotel.
(2)	Estimated income tax rate.
N	Represents the pro forma adjusted number of shares to be added based on equity raise requirements for the Grace Transaction. Share value used to calculate the additional share requirements is based on the Company’s offering price of $25 less fees charged by the Company's broker dealer totaling 12% of share value.

American Realty Capital Hospitality Trust, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations
Year Ended December 31, 2013
(In thousands, except for share and per share data)

	ARC Hospitality (A)		Barceló Portfolio Acquisition Pro Forma Adjustments		ARC Hospitality Pro Forma for Barceló Portfolio Acquisition	Grace (B)	Grace Portfolio Acquisition Pro Forma Adjustments		ARC Hospitality Pro Forma for Barceló Portfolio and Grace Portfolio Acquisitions
	Predecessor	ARC Hospitality
	Year Ended December 31, 2013	For the Period from July 25, 2013 (date of inception) to December 31, 2013	For the Period Ended December 31, 2013		For the Period Ended December 31, 2013	Year Ended December 31, 2013	Year Ended December 31, 2013		For the Period Ended December 31, 2013
Revenues
Rooms	$30,489	$—	$—		$30,489	$413,732	$(32,738)	C	$411,483
Food and beverage	6,267	—	—		6,267	8,164	—		14,431
Other	3,041	—	—		3,041	6,655	(378)	C	9,318
Total revenue	39,797	—	—		39,797	428,551	(33,116)		435,232
Operating expenses
Rooms	6,340	—	—		6,340	106,117	(9,147)	C	103,310
Food and beverage	4,461	—	—		4,461	7,645	—		12,106
Asset management fees	—	—	—		—	7,063	(6,653)	D	410
Other property-level operating costs	15,590	—	—		15,590	139,585	(12,138)	C	143,037
Property tax, ground lease, insurance and property management fees (E)	1,471	—	—		1,471	31,656	(2,770)	C	30,357
Corporate overhead	—	—	—		—	6,470	(6,470)	F	—
Depreciation and amortization	5,105	—	(2,081)	G	3,024	83,292	17,669	G	103,985
Impairment	—	—	—		—	27,656	—		27,656
Loss on disposal of property	74	—	—		74	—	—		74
Rent	4,321	—	442	G	4,763	—	—		4,763
Total operating (income)/expenses	37,362	—	(1,639)		35,723	409,484	(19,509)		425,698
Income from Operations	2,435	—	1,639		4,074	19,067	(13,607)		9,534
Interest income	—	—	—		—	82	(82)	H	—
Interest expense	(2,265)	—	(4,372)	I	(6,637)	(82,856)	12,580	I	(76,913)
Other income	—	—	—		—	216	—		216
Equity in losses of unconsolidated affiliates	(65)	—	—		(65)	—	—		(65)
General and administrative	—	(6)	—		(6)	—	(6,283)	F	(6,289)
Unrealized loss on derivatives	—	—	—		—	(57)	57	J	—
Total expenses	(2,330)	(6)	(4,372)		(6,708)	(82,615)	6,272		(83,051)
Net income (loss) from continuing operations before taxes	105	(6)	(2,733)		(2,634)	(63,548)	(7,335)		(73,517)
Provision for income taxes	—	—	292	K	292	—	3,163	K	3,455
Net income (loss) from continuing operations and comprehensive income (loss) from continuing operations	$105	$(6)	$(3,025)		$(2,926)	$(63,548)	$(10,498)		$(76,972)
Basic and diluted net income (loss) per share	N/A	$(0.68)			$(329.21)				$(4.27)
Basic and diluted weighted average shares outstanding	N/A	8,888			8,888		18,015,136	L	18,024,024

N/A — not applicable

Notes to unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2013

A	Reflects the historical Condensed Consolidated Statement of Operations of the Company for the year ended December 31, 2013 which includes the historical Consolidated Statement of Operations for the Company for the period from July 25, 2013 (date of inception) to December 31, 2013 and the combined historical Statement of Operations for the Barceló Portfolio (Predecessor) for the year ended December 31, 2013.
B	Reflects the historical Consolidated Statement of Operations of Grace for the year ended December 31, 2013.
C	Represents adjustments to remove the revenues and expenses of the ten hotels which are not included in the Grace Transaction.

(in thousands)	Year ended December 31, 2013
Revenues:
Rooms	$32,738
Other	378
$33,116
Expenses:
Rooms	9,147
Other property level operating costs	12,138
Property tax	2,770
Corporate overhead (see Note F)	187
$24,242
D	Represents an adjustment to remove the current Grace asset management fees and include the pro forma management fees upon closing of the Grace Transaction, see table below.

(in thousands, except for unit data) Class B Units	Cost of Assets	Rate	Price per Unit	Number of Units Issued per Quarter(2)	Dividend Rate	Yearly Dividend(3)
Dividends on Class B Units(1)	$1,929,718	0.1875%	$22.50	160,810	6.8%	$410

(1)	For its asset management services, the Company issues Class B Units to the Advisor on a quarterly basis in an amount equal the cost of the Company’s assets multiplied by 0.1875%. The Advisor is entitled to receive distributions on the vested and unvested Class B Units it receives in connection with its asset management subordinated participation at the same rate as distributions received on the Company’s common stock. The restricted Class B Units are not to be convertible into unrestricted Class B Units until such time as the adjusted market value of the Company’s assets plus applicable distributions equals the sum of the aggregate capital contributed by investors plus an amount equal to a 6.0% cumulative, pre-tax, non-compounded annual return to investors.
(2)	Class B units are issued in arrears at the end of each quarter.
(3)	Reflects the distributions on each quarterly issuance for the remainder of the year.
E	The property management fees through 2013 will be materially the same on a portfolio basis to those historically charged to the Barceló Portfolio and Grace Portfolio.

F	Grace corporate overhead is reclassified to general and administrative expenses to match the Company's presentation. This also represents an adjustment to remove the corporate overhead associated with the ten hotels which are not included in the Grace Transaction, see table below.

(in thousands)
Corporate overhead	$(6,470)
Corporate overhead related to ten excluded hotels	187
Corporate overhead reclassified to general and administrative expenses	$(6,283)
G	Represents an adjustment to record depreciation and amortization expense in accordance with the Company's estimated purchase price allocation and depreciation policies, see tables below.

Fee Simple and Leases (in thousands, except depreciable life)	Barceló Portfolio			Grace			Total Depreciation
	Pro Forma Allocation	Depreciable Life(2)	Annual Depreciation	Pro Forma Allocation(1)	Depreciable Life(2)	Annual Depreciation
Land	$12,308	N/A	$—	$277,029	N/A	$—	$—
Buildings and improvements	79,192	40.00	1,980	1,158,977	40.00	28,974	30,954
Leases	—	N/A	—	20,371	27.86	731	731
Furniture, fixtures and equipment	5,220	5.00	1,044	351,623	5.00	70,325	71,369
Total	$96,720		$3,024	$1,808,000		$100,030	$103,054
Lease(3)	$8,400	19.00	$442	$—	N/A	$—	$442

(1)	The current aggregate contract purchase price for the Grace Portfolio is $1.808 billion, exclusive of closing costs and subject to certain adjustments at closing. This purchase price includes 116 hotels in the Grace Portfolio and is subject to change at closing. The purchase price allocation is an estimate; the final purchase price allocation will be completed within one year of closing.
(2)	The useful lives are estimated to be 40 years for buildings, five years for furniture, fixtures and equipment and the shorter of the useful life or the remaining lease term for leases. The depreciable life shown above for leases represents the weighted average lives of various hotel properties subject to operating leases.
(3)	The Barceló Portfolio lease is treated as a below market lease under GAAP and amortized to rent expense over the remaining lease term.

N/A — not applicable

Franchise Fees (in thousands, except depreciable life)	Estimated Fees Incurred at Acquisition(1)	Depreciable Life(2)	Annual Depreciation
Franchise Fees	$13,961	15.00	$931

(1)	See Note K to the unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2014 for additional discussion.
(2)	The useful life is estimated to be 15 years for franchise fees.

Total (in thousands)	Annual Depreciation
Fee simple and Grace Leases	$103,054
Franchise fees	931
$103,985
Barceló Lease	$442
H	Represents an adjustment to remove the interest income at the corporate level of Grace related to assets which are not included in the Grace Transaction.

I	Represents an adjustment for pro forma capital structure, see tables below.

Barceló Portfolio Debt (in thousands)				Changes in Annual Interest Expense
	Face Amount of Debt	Interest Rate	Annual Interest	(-) 100 Basis Points	(+) 100 Basis Points
Mortgage financing arranged by ARC Hospitality at the closing of the Barceló Portfolio acquisition(1)	$45,500	4.30%	$(1,957)	N/A	N/A
Promissory note financing arranged by ARC Hospitality at the closing of the Barceló Portfolio acquisition(2)	58,074	6.80%	(3,949)	N/A	N/A
Promissory note financing arranged by ARC Hospitality at the closing of the Barceló Portfolio acquisition(3)	5,000	6.80%	(340)	N/A	N/A
Promissory note financing arranged by ARC Hospitality at the closing of the Barceló Portfolio acquisition(4)	1,775	4.50%	(80)	N/A	N/A
Subtotal	$110,349		$(6,326)	$—	$—
Amortization of deferred financing costs(5)			(311)
Total annual cost of debt			$(6,637)

Grace Portfolio Debt (in thousands)	Face Amount of Debt	Interest Rate	Annual Interest	Changes in Annual Interest Expense
				(-) 100 Basis Points	(+) 100 Basis Points
Mortgage debt assumed by ARC Hospitality at the closing of the Grace transaction(6)	$801,100	3.26%	$(26,116)	$(8,011)	$8,011
Mortgage debt assumed by ARC Hospitality at the closing of the Grace transaction(6)	102,800	4.92%	(5,058)	(1,028)	1,028
Class A Units(7)	447,100	7.50%	(33,533)	N/A	N/A
Subtotal	$1,351,000		$(64,707)	$(9,039)	$9,039
Amortization of deferred financing costs(5)			(5,569)
Total annual cost of debt			$(70,276)
Total pro forma cost of debt for Barceló Portfolio and Grace Portfolio			$(76,913)

(1)	Mortgage financing obtained on two owned hotel properties in the Barceló Portfolio acquisition.
(2)	Financing obtained on three owned hotel properties and hotel property subject to an operating lease in the Barceló Portfolio acquisition.
(3)	Financing obtained on two joint ventures that each own a hotel property in the Barceló Portfolio acquisition.
(4)	Financing obtained to fund the property improvement reserves required for the assets obtained in the Barceló Portfolio acquisition.
(5)	Deferred financing costs are amortized over the life of the instrument using the effective interest method. See Note J to the unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2014.
(6)	Financing on 96 hotels of the total 116 hotels included in the Grace Portfolio. The Company must have an interest rate cap in place with a principal amount of at least the outstanding balance due under these notes.

(7)	The Sellers will hold Class A Units in the LLCs which are entitled to monthly distributions at a rate of 7.50% per annum for the first 18 months following closing and 8.00% per annum thereafter. On liquidation, the Sellers, as holders of the Class A Units, will be entitled to receive its original value (as reduced by redemptions) prior to any distributions being made to the Company. Due to its characteristics, the Class A Units will be treated as debt under GAAP and classified as “Redeemable equity instruments” in the unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2014 as they are mandatorily redeemable.
(8)	See Note M to the unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2014 for additional discussion of the potential $227.0 million of debt financing, which is a critical hurdle to close the Grace Transaction. If the debt financing is obtained, the Company would incur an estimated $5.1 million of deferred financing fees related to the debt which would result in an additional adjustment to interest income for the amortization. The Company would also incur an additional estimated $7.9 million of annual interest expense at an estimated interest rate of 3.5%.

N/A — Interest rate is fixed and thus change in interest rate analysis is not applicable.

J	Represents an adjustment to remove the impact of derivatives at the corporate level of Grace related to assets which are not included in the Grace Transaction.
K	Represents an adjustment for pro forma income tax provision as each hotel will be operated through a TRS, see table below.

(in thousands)	Barceló portfolio	Grace Portfolio
Taxable income(1)	$731	$7,909
Income tax rate(2)	40%	40%
Provision for income tax	$292	$3,163

(1)	Taxable income is based on arm's length rent between the Company and the TRS for each hotel.
(2)	Estimated income tax rate.
L	Represents the pro forma adjusted number of shares to be added based on equity raise requirements for the Grace Transaction. Share value used to calculate the additional share requirements is based on the Company’s offering price of $25 less fees charged by the Company's broker dealer totaling 12% of share value.